UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 TO SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
T Stamp Inc.
(Name of Registrant as Specified in its Charter)

Not applicable.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Explanatory Note

This Amendment No. 1 is filed to amend the Schedule 14A previously filed on November 12, 2025 to reflect a new meeting date and time, as well as new record date for holders of the capital stock of T Stamp, Inc.

3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305

January 22, 2026

Dear Stockholder:
We cordially invite you to attend the deferred 2025 Annual Meeting of Stockholders of T Stamp Inc. dba Trust Stamp (the “Deferred Annual Meeting”). The Deferred Annual Meeting will be held on Wednesday, March 11, 2026, at 9:00 a.m. Eastern Standard Time and will be held entirely online live via audio webcast. You will be able to attend and participate in the Annual Meeting virtually by visiting https://vote.colonialstock.com/tstamp2025_2 where you will be able to listen to the Annual Meeting live, submit questions, and vote.
You will find important information about the matters to be voted on at the Deferred Annual Meeting in the accompanying Notice of the Deferred Annual Meeting of Stockholders and Proxy Statement. We are sending most of our stockholders a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) instead of sending a full set of printed materials. The Notice tells you how to access and review on the internet the important information contained in the proxy materials. The Notice also tells you how to vote on the internet prior to the Deferred Annual Meeting or by phone and how to request to receive a printed copy of our proxy materials.
Your vote is important. We hope you will attend the virtual Deferred Annual Meeting. We encourage you to review the proxy materials and vote as soon as possible. You may vote on the internet or by phone as described in the attached proxy materials. You also may vote by mail if you timely request to receive printed copies of these proxy materials in the mail. You will also be able to vote your shares electronically during the Deferred Annual Meeting. Details about how to attend the virtual Deferred Annual Meeting, how to submit questions, and how to cast your votes are posted at https://vote.colonialstock.com/tstamp2025_2 and can be found in this proxy statement in the section entitled “Questions and Answers about the Deferred Annual Meeting and Voting—How can I attend and vote at the Deferred Annual Meeting?”.

Very truly yours,

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer

3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305

NOTICE OF 2025 DEFERRED ANNUAL MEETING OF STOCKHOLDERS

Deferred Annual Meeting Date		Wednesday, March 11, 2026
Time		9:00 a.m. Eastern Standard Time
Place		https://vote.colonialstock.com/tstamp2025_2

Items of Business	(1)
To elect Class III directors to the Board of Directors (the “Board”) to serve until the 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal ("Proposal 1");

	(2)	To ratify the selection of CBIZ CPAs P.C. (“CBIZ CPAs”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 ("Proposal 2");
(3)
To ratify, by a vote of all the stockholders, the approval of the issuance of, and the issuance of shares upon the exercise of, certain common stock purchase warrants consisting of Series A common warrants exercisable for up to 370,370 shares of Class A Common Stock at an exercise price of $8.10 per share of Class A Common Stock (the “Series A Warrants”), and Series B common warrants exercisable for up to 277,778 shares of Class A Common Stock at an exercise price of $8.10 per share (the “Series B Warrants”, and collectively with the Series A Warrants, the “Private Placement Warrants”) issued pursuant that certain Securities Purchase Agreement dated December 5, 2024 between our Company and Armistice Capital Master Fund Ltd. (the “Armistice SPA”), as required by and in accordance with Nasdaq Listing Rule 5635(d)) (“Proposal 3”);

	(4)	To transact any other business that properly comes before the Deferred Annual Meeting and any adjournment or postponement of the Deferred Annual Meeting.

Record Date
Holders of record of our capital stock on January 15, 2026, are entitled to receive notice of, and to vote at, the Deferred Annual Meeting and any postponement or adjournment of the Deferred Annual Meeting.

Voting		Your vote is important. We encourage you to read the accompanying proxy materials and submit your vote as soon as possible. You can find information about how to cast your vote in the question-and-answer section of the accompanying proxy statement.
Pursuant to rules adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials via the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders entitled to notice of, and to vote at, the Deferred Annual Meeting and at any postponement or adjournment thereof. Stockholders will have the ability to access the proxy materials at https://vote.colonialstock.com/tstamp2025_2 or request to receive a printed set of the proxy materials by mail or an electronic set of materials by email. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We believe these rules allow us to provide our stockholders with the information they need while lowering the cost of delivery and reducing the environmental impact of our Deferred Annual Meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE DEFERRED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, MARCH 11, 2026: This notice, our proxy statement, and our 2024 annual report are available at https://vote.colonialstock.com/tstamp2025_2

By Order of the Board of Directors of T Stamp Inc.,

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer
Atlanta, Georgia
January 22, 2026

3017 Bolling Way NE, Floor 2
Atlanta, Georgia, 30305
(404) 806-9906
PROXY STATEMENT
QUESTIONS AND ANSWERS ABOUT THE DEFERRED ANNUAL MEETING AND VOTING
Why did I receive these proxy materials?
We are providing these proxy materials to you in connection with the solicitation by the Board of Directors (the “Board”) of T Stamp Inc., a Delaware corporation, of proxies to be voted at our 2025 Deferred Deferred Annual Meeting of Stockholders (the “Deferred Annual Meeting”).
The Deferred Annual Meeting will be held on Wednesday, March 11, 2026, at 9:00 a.m. Eastern Standard Time, online at https://vote.colonialstock.com/tstamp2025_2. The Deferred Annual Meeting will be a completely virtual meeting conducted via live audio webcast. You will be able to attend the Deferred Annual Meeting online and submit your questions during the meeting by visiting https://vote.colonialstock.com/tstamp2025_2 and clicking on the “Virtual Meeting Instructions” link under the proxy materials to register for the meeting. You must enter the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you lose the control number, you may call Colonial Stock Transfer at (877) 285-8605 for assistance in recovering your control number. Only stockholders with a valid control number will be able to vote and ask questions at the Deferred Annual Meeting, as well as access the list of stockholders as of the close of business on the Record Date (as defined below).
We expect to begin furnishing these proxy materials to stockholders on or about January 27, 2026.
A form of the proxy card is attached as Appendix A to this proxy statement.
When we use the term “Trust Stamp,” “Company,” “us,” “we,” or “our,” we mean T Stamp Inc. and its subsidiaries on a consolidated basis (unless context indicates otherwise).
What matters will be voted on at the Deferred Annual Meeting?
We will ask stockholders to vote on the following matters at the Deferred Annual Meeting:

(1)
To elect the two Class III directors to the Board to serve until the 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal ("Proposal 1");

(2)	To ratify of the selection of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025 ("Proposal 2");

(3)
Ratify, by a vote of all the stockholders, the issuance of the Private Placement Warrants and the issuance of up to 648,148 shares of Class A Common Stock upon the exercise of the Private Placement Warrants issued as part of the Armistice SPA, in accordance with Nasdaq Listing Rule 5635(d)) (“Proposal 3”).;

(4)	To transact any other business that properly comes before the Deferred Annual Meeting and any adjournment or postponement of the Deferred Annual Meeting.

Who can vote?
Stockholders of record of our capital stock at the close of business on the record date of January 15, 2026 (the “Record Date”), are entitled to receive notice of, and to vote at, the Deferred Annual Meeting. Our capital stock currently outstanding consists of our Common Stock, par value $0.01, all of which is designated as Class A Common Stock.
Each share of Class A Common Stock is entitled to one (1) vote per share as of the Record Date. For additional information, see our Third Amended and Restated Certificate of Incorporation filed as Exhibit 3.1 (and the Certificate of Amendment filed as Exhibit 3.2) to the Company’s Registration Statement on Form S-1/A filed with the SEC on January 31, 2025. Cumulative voting is not permitted.
As of the Record Date, 5,245,631 shares of our Class A Common Stock were issued and outstanding, representing all outstanding shares of capital stock outstanding of our Company.
A list of stockholders will also be available during the Deferred Annual Meeting through the Deferred Annual Meeting website for those stockholders who choose to attend.
To attend and participate in the Deferred Annual Meeting, you must visit https://vote.colonialstock.com/tstamp2025_2, click on the “Virtual Meeting Instructions” link, and follow the instructions to register for the meeting. The Deferred Annual Meeting webcast will begin promptly at 9:00 a.m. Eastern Standard Time. We encourage you to access the Deferred Annual Meeting prior to the start time, and allow ample time for the registration and check-in procedures.
What is the difference between a stockholder of record and a beneficial holder?
Many of our stockholders hold their shares through a broker, bank, or other nominee rather than directly in their own name. There are some important distinctions between shares held of record and those owned beneficially.
Stockholder of Record
If your shares are registered directly in your name with our transfer agent, Colonial Stock Transfer Company, Inc. (“Colonial Stock Transfer”), you are the stockholder of record for those shares and are receiving proxy materials directly from us. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote online at the Deferred Annual Meeting.
Beneficial Holder
If your shares are held in a stock brokerage account or by a bank or other nominee (commonly referred to as being held in “street name”), you are the beneficial holder of those shares. Your broker, bank, or other nominee is the stockholder of record and has forwarded proxy materials to you as the beneficial holder. As the beneficial holder, you have the right to direct your broker, bank, or other nominee how to vote your shares and are also invited to attend the Deferred Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Deferred Annual Meeting unless you have the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials giving you the right to vote the shares.
How do I vote?
Stockholder of Record
If you are a stockholder of record, you can vote over the phone or on the internet prior to the Deferred Annual Meeting by following the instructions you received from us in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you can also vote by mail using the proxy card included with the materials. Finally, you can vote online at the Deferred Annual Meeting by attending the Deferred Annual Meeting online and following the instructions posted at https://vote.colonialstock.com/tstamp2025_2.
Beneficial Holder
If you are a beneficial holder, you can vote over the phone or on the internet prior to the Deferred Annual Meeting by following the instructions you received from your broker, bank, or other nominee in the mail or by email. If you requested to receive a full set of proxy materials in the mail, you also can vote by mail using the voting instruction card included with the materials. If you have not received this information from your broker, bank, or other nominee, please contact them as soon as possible. You can vote online at the Deferred Annual Meeting by attending the Deferred Annual Meeting online and following the instructions posted at https://vote.colonialstock.com/tstamp2025_2.
If you do not give your broker, bank, or other nominee instructions as to how to vote, under the rules of the Nasdaq, your broker, bank, or other nominee may vote your shares with respect to “routine” items, but not with respect to “non-routine” items. We believe Proposal 1 (Election of Class III Directors), and Proposal 3 (Armistice Warrants Ratification) are “non-routine” proposals, and that accordingly brokers or nominees will not be able to vote shares in the absence of instructions. If you do not instruct your broker, bank, or other nominee how to vote with respect to Proposal 1 or Proposal 3, your broker, bank, or other nominee will not vote on this proposal. Please be sure to return your voting instructions to your broker, bank, or other nominee so that your vote is counted. The voting deadlines and availability of telephone and internet voting for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instructions card and any other materials that you receive from that organization.

Multiple Holdings
If you hold shares both as a stockholder of record and as a beneficial holder, you must vote separately for each set of shares.
How can I attend and vote at the Deferred Annual Meeting?
The Deferred Annual Meeting will be held entirely online live via audio webcast. Any stockholder can attend the virtual Deferred Annual Meeting live at https://vote.colonialstock.com/tstamp2025_2. If you were a stockholder as of the Record Date and you have your control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials, you can vote at the Deferred Annual Meeting.
A summary of the information you need to attend the Deferred Annual Meeting online is provided below:

•	To participate in the Deferred Annual Meeting, you will need the control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

•
The Deferred Annual Meeting audio webcast will begin promptly at 9:00 a.m. Eastern Standard Time on Wednesday, March 11, 2026. We encourage you to access the Deferred Annual Meeting prior to the start time. You should allow ample time for the check-in procedures.

•
The virtual Deferred Annual Meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Deferred Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Deferred Annual Meeting.

•
Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted at https://vote.colonialstock.com/tstamp2025_2 by clicking on the "Virtual Meeting Instructions” link on the website

Questions pertinent to the Deferred Annual Meeting matters will be answered during the virtual Deferred Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Deferred Annual Meeting matters, and therefore, will not be answered.
To participate in the Deferred Annual Meeting, you will need the control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your broker, bank, or other nominee to obtain your control number or otherwise vote through the broker, trustee, bank, or other holder of record. If you lose your control number, you may join the Deferred Annual Meeting as a “Guest” but you will not be able to vote, ask questions, or access the list of stockholders as of the close of business on the Record Date. Only stockholders with a valid control number will be able vote and ask questions at the Deferred Annual Meeting, as well as access the list of stockholders as of the close of business on the Record Date.

What if during the check-in time or during the Deferred Annual Meeting I have technical difficulties or trouble accessing the virtual Deferred Annual Meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Deferred Annual Meeting website. If you encounter any difficulties accessing the virtual Deferred Annual Meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Deferred Annual Meeting login page.
Can I change or revoke my vote?
If you are a stockholder of record, you may change your vote at any time prior to the vote at the Deferred Annual Meeting by taking any of the following actions:

•	submitting a new proxy with a later date using any of the available methods described above;

•	providing a written revocation to our Board Secretary; or

•	voting online at the Deferred Annual Meeting by following the instructions at https://vote.colonialstock.com/tstamp2025_2.
If you are a beneficial holder, you may change your vote by submitting new voting instructions to your broker, bank, or other nominee following the instructions they provided to you. You may also vote online at the Deferred Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, assuming you obtain your control number included in your Notice, on your proxy card, or on the instructions that accompanied your proxy materials.
Whether you are a stockholder of record or a beneficial owner of shares held in “street name”, your attendance at the Deferred Annual Meeting online will not, by itself, automatically revoke your proxy.
What is the quorum requirement for the Deferred Annual Meeting?
A quorum of stockholders is necessary for any action to be taken at the Deferred Annual Meeting (other than adjournment or postponement of the Deferred Annual Meeting). A quorum exists if stockholders holding one-third of the votes which could be cast by the holders of all outstanding shares of stock entitled to vote at the Deferred Annual Meeting in person, or by means of remote communication, or by proxy. If you submit a properly completed proxy, even if you abstain from voting, your shares will be counted for purposes of determining the presence of a quorum. Broker non-votes (described below) also will be counted for purposes of determining the presence of a quorum if the broker, bank or other nominee uses its discretionary authority to vote on at least one routine matter under Nasdaq rules.
How will my shares be voted during the virtual Deferred Annual Meeting?
Your shares will be voted in accordance with your properly submitted instructions.
Stockholders of Record
If you are a stockholder of record and you submit a proxy but do not include voting instructions on a matter, your shares will be voted in favor of each of the nominees named in Proposal 1 and FOR each of Proposals 2, and 3 in accordance with the recommendations of our Board. If any other matters are properly presented for a vote at the Deferred Annual Meeting or any adjournment or postponement thereof, your shares will be voted in the discretion of the named proxies.
Beneficial Holders and Broker Non-Votes
If you are a beneficial holder and you do not provide voting instructions to your broker, bank, or other nominee, that organization will determine if it has the discretionary authority to vote your shares on the particular matter. Under Nasdaq rules, these organizations have the discretion to vote your shares on routine matters, such as ratification of the Company's independent registered public accounting firm in Proposal 2. However, they do not have the discretion to vote your shares on non-routine matters such as Proposals 1 and 3. The unvoted shares are called “broker non-votes.” Shares that constitute broker non-votes are considered present for purposes of determining a quorum but are not considered entitled to vote or votes cast on the particular matter.

What are the voting requirements for each matter?

Proposal	Vote Required	Effect of Abstentions	Broker Discretionary Voting Allowed	Effect of Broker Non-Vote
(1) To elect the two Class III directors to the Board to serve until the 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal.
	More votes FOR than AGAINST	No effect	No	No effect
(2) To ratify the selection of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025.	More votes FOR than AGAINST	No effect	Yes	Not applicable
(3) Ratify, by a vote of all the stockholders, the issuance of the Private Placement Warrants and the issuance of up to 648,148 shares of Class A Common Stock upon the exercise of the Private Placement Warrants issued as part of the Armistice SPA, in accordance with Nasdaq Listing Rule 5635(d))
	More votes FOR than AGAINST	No effect	No	No effect

What are the recommendations of the Board?
Our Board recommends that you vote:

•
“FOR” each Class III director nominated by our Board to serve until the 2028 Annual Meeting of Stockholders and until their respective successors are elected and qualified, or until their earlier death, resignation or removal. (Proposal 1)

•	“FOR” ratification of CBIZ CPAs P.C. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025. (Proposal 2)

•
“FOR” the ratification of the issuance of the Private Placement Warrants and the issuance of up to 648,148 shares of Class A Common Stock upon the exercise of the Private Placement Warrants issued as part of the Armistice SPA, in accordance with Nasdaq Listing Rule 5635(d)) (Proposal 3);

Any properly authorized proxy as to which no instructions are given will be voted in accordance with the foregoing recommendations.
Who will pay the costs of soliciting votes for the Deferred Annual Meeting?
We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries, and custodians for their costs in forwarding proxy materials to beneficial owners of our common stock. Our directors, officers, and employees also may solicit proxies by mail, telephone, and personal contact. They will not receive any additional compensation for these activities. We will send proxy materials or additional soliciting materials to banks, brokers, other institutions, nominees, and fiduciaries, and these organizations will then forward the materials to the beneficial holders of our shares. On request, we will reimburse these organizations for their reasonable expenses in forwarding these materials.
How can I find the results of the voting after the Deferred Annual Meeting?
We will announce preliminary voting results at the Deferred Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four (4) business days following the Deferred Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board currently consists of seven (7) directors, and is a classified Board, divided into three (3) classes. Class I will hold office for a term expiring at the 2026 Annual Meeting; Class II will hold office for a term expiring at the 2027 Annual Meeting of stockholders; and Class III will hold office for a term expiring at the 2028 Annual Meeting of stockholders. At each such Annual Meeting, the successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding Annual Meeting after their election and until their successors have been duly elected and qualified or until such director’s earlier death, resignation or removal. All persons named below, each of whom currently serves on our Board as Class III directors, have been recommended by the independent members of our Board, and nominated to serve on the Board until our 2028 Annual Meeting of stockholders and until their respective successors are elected and qualify. The Board has no reason to believe that any of the persons named below as a nominee for our Board will be unable, or will decline, to serve as a member of the Board if elected. Each of the nominees has consented to being named in this proxy statement.

In addition, the Board has determined that one of these Class III directors – Berta Pappenheim – is independent under applicable SEC and Nasdaq rules. A plurality of votes cast is necessary for the election of a director. There is no cumulative voting in the election of directors.

When considering whether directors have the experience, qualifications, attributes, or skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth in the subsequent pages. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. The independent members of the Board commit to regularly reviewing Board composition and potential additions while striving to maintain and grow a diverse and broad skill set that complements the business. The Board believes these latest directors have provided valuable experience and insight. The Board believes it is important to have a diverse Board. As of January 22, 2026, 28.57% of our directors were female. Although the Board does not have a formal policy specifying how the diversity of background and personal experience should be applied in identifying or evaluating director candidates, to help ensure that the Board remains aware of, and responsive to, the needs and interests of our customers, stockholders, employees, and other stakeholders, the Board believes it is important to identify otherwise qualified director candidates that would increase the gender, racial, ethnic, sexual orientation, and/or cultural diversity of the Board. Similarly, the Board believes that a Board made up of highly qualified individuals with diverse backgrounds is important to the long-term success of our business through the promotion of better corporate governance, performance, effective decision-making, and strategic planning. Accordingly, when considering the nomination of new directors, the Board is committed to including diversity as a factor that will be taken into consideration to ensure that the composition of the Board reflects a broad diversity of experience, profession, expertise, skill, and background, as well as gender, racial, ethnic, sexual orientation, and cultural diversity. The Board does not assign a specific weight to the various factors it considers in evaluating potential new candidates to the Board and no particular criteria are necessarily applicable to all prospective nominees. In the evaluation of potential new candidates, the Board considers each candidate’s qualifications in light of the then-current mix of Board attributes, including diversity.

The independent directors generally rely on a variety of resources to identify potential candidates, which, among other things and depending on the circumstances, may include the director’s and the Board’s network of contacts, corporate search resources, and, if the Board deems appropriate, a professional search firm. The Board will also request that any engaged search firm include candidates with diversity of gender, race, ethnicity, sexual orientation, and culture in its pool of potential director candidates. By utilizing a broad variety of resources as deemed appropriate by the Board in light of the then-current mix of Board attributes and any previously identified potential candidates, the Board believes it will be able to identify, evaluate, and consider a diverse range of qualified candidates.

The independent directors of the Board will consider suggestions by stockholders for possible future nominees. The independent directors of the Board do not intend to alter its criteria for evaluating potential director candidates, including the criteria described above, in the case of director candidates recommended by stockholders. Stockholders may recommend individuals to the independent directors of the Board for consideration as potential director candidates by submitting the names of such individuals, together with appropriate biographical information and background materials and, if the stockholder is not a stockholder of record, a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our Common Stock for at least a year as of the date such recommendation is made, to the independent directors of the Board, c/o Secretary, T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305.

Nominees for Election as Directors
The table below sets forth the names and biographical information of each of the Class III directors nominated for election at the Deferred Annual Meeting.

Name	Title/Position	Age
Berta Pappenheim*	Director	45
Andrew Scott Francis	Chief Technology Officer, Director	52
*Independent Director
Directors
Berta Pappenheim, Independent Director
Berta Pappenheim is the CEO and co-founder of The CyberFish Company, an organizational psychology and industry-leading cyber security company that assesses and improves cybersecurity incident response capabilities of its clients. Prior to co-founding The CyberFish in January 2018, Berta worked as an occupational psychologist, delivering competency-based assessment programs in the financial and professional services, natural resources and manufacturing industries. From July 2012 to January 2017, Berta was the Managing Director of a cyber threat intelligence consulting firm, Tempest Security Intelligence, where she established and cultivated the firm’s first international office in the UK.
Berta holds a Masters in Social Sciences from the University of Linköping in Sweden and currently studies towards an MSc in Neuroscience at King’s College London.
Andrew Scott Francis, Chief Technology Officer, Director
Prior to joining Trust Stamp as CTO, Scott served for 9 years in the Program Management Office with Google. This role was very entrepreneurial in nature as he was tasked with helping oversee the creation and development of a global PMO team spread across multiple data centers across the US and Europe, essentially acting as a startup intrapreneur. Prior to Google, Scott served for 10 years in a number of startup companies in Atlanta, Austin, and Silicon Valley in software programming, management, and configuration management roles. As CTO, Scott oversees the Company’s software development team and programs, has responsibility for the Company’s hardware and software assets and plays a key role in working with the Company’s clients on all technical aspects of the relationship.
Legal Proceedings
The Company is not aware of any of its directors currently being subject to any litigation, nor is it aware of any pending or threatened legal actions against, its directors.

OUR BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE TWO CLASS III DIRECTOR NOMINEES.
Board Diversity Matrix (As of January 22, 2026)

Total Number of Directors:	7
	Female	Male	Non-Binary	Gender Not Disclose
Part I: Gender Identity
Directors	2	5	–	–
Part II: Demographic Background
African American or Black	–	–	–	–
Alaskan Native or Native American	–	–	–	–
Asian	–	–	–	–
Hispanic or Latinx	–	–	–	–
Native Hawaiian or Pacific Islander	–	–	–	–
White	2	4	–	–
Two or More Races or Ethnicities	–	1	–	–
LGBTQ+	–	–	–	–
Did Not Disclose Demographic Background	–	–	–	–

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed CBIZ CPAs P.C. (“CBIZ”), to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and our Board has further directed that management submit the selection of its independent registered public accountant firm for ratification by the stockholders at the Deferred Annual Meeting. CBIZ has been auditing the Company’s financial statements since 2022.
Stockholder ratification of the selection of CBIZ as the Company’s independent registered public accountants is not required by Delaware law, the Company’s current certificate of incorporation, or the Company’s bylaws. However, the Audit Committee is submitting the selection of CBIZ to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee may reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent registered public accountants at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Deferred Annual Meeting will be required to ratify the selection of CBIZ.
Audit Fees
The following table sets forth aggregate fees billed to us by CBIZ, our independent registered public accounting firm associated with the audit of the financial statements for the fiscal year ended December 31, 2024.

CBIZ CPAs P.C.	December 31, 2024
Audit Fees (1)	$473,665
Total Fees	$473,665

(1)
Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

All fees described above were pre-approved by the Audit Committee. In connection with the audit of the financial statements for the fiscal year ended December 31, 2024, the Company entered into an engagement agreement with CBIZ that sets forth the terms by which CBIZ will perform audit services for the Company.
Policy for Pre-Approval of Independent Auditor Services
The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by CBIZ. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the specific service or category of service and is generally subject to a specific budget. The independent auditor and management are required to periodically communicate to the Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF CBIZ AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025.

PROPOSAL 3 – RATIFICATION AND APPROVAL OF THE ISSUANCE OF THE PRIVATE PLACEMENT WARRANTS (AND THE ISSUANCE OF SHARES UPON THE EXERCISE THEREOF) ISSUED PURSUANT TO THE ARMISTICE SPA

On December 5, 2024, the Company entered into a securities purchase agreement (the “Armistice SPA”) with Armistice Capital Master Fund Ltd. (the “Armistice"), pursuant to which the Company agreed to issue and sell to Armistice (i) in a registered direct offering, (a) 139,000 shares of Class A Common Stock (the “Shares”); and (b) Pre-Funded Warrants (the "Pre-Funded Warrants") to purchase 231,370 shares of the Company's Class A Common Stock at an exercise price of $0.015 per share and (ii) in a concurrent private placement, common stock purchase warrants consisting of Series A common warrants exercisable for up to 370,370 shares of Class A Common Stock at an exercise price of $8.10 per share of Class A Common Stock (the “Series A Warrants”), and Series B common warrants exercisable for up to 277,778 shares of Class A Common Stock at an exercise price of $8.10 per share (the “Series B Warrants”, and collectively with the Series A Warrants, the “Private Placement Warrants”). The offering price per Share and respective Private Placement Warrants was $8.10, and the offering price per Pre-Funded Warrant was $8.09.
The securities to be issued in the registered direct offering were offered pursuant to the Company’s shelf registration statement on Form S-3 (File 333-271091) (the “Shelf Registration Statement”), initially filed by the Company with the SEC under the Securities Act on April 3, 2023 and declared effective on April 12, 2023. The Pre-Funded Warrants are exercisable upon issuance and will remain exercisable until all of the Pre-Funded Warrants are exercised in full.
The Private Placement Warrants (and the shares of Class A Common Stock issuable upon the exercise of the Private Placement Warrants) were not registered under the Securities Act, and were offered pursuant to an exemption from the registration requirements of the Securities Act provided under Section 4(a)(2) of the Securities Act and/or Rule 506 of Regulation D promulgated under the Securities Act.
Pursuant to the Armistice SPA, the Company agreed to hold an annual or special meeting of its stockholders within sixty (60) days following the closing date of the Armistice SPA for the purpose of obtaining shareholder approval of the Armistice SPA and transactions contemplated thereunder (including, but not limited to, the issuance of the Pre-Funded Warrants, Private Placement Warrants, and shares issuable upon the exercise of the Pre-Funded Warrants and Private Placement Warrants) as may be required by the applicable rules and regulations of the Nasdaq Stock Market (“Shareholder Approval”).
The Company held a special meeting of the stockholders on February 7, 2025, and May 15, 2025, as well as an Annual Meeting on December 30, 2025 - but despite the concerted efforts of the Company’s management and Board, the Company was not able to obtain a sufficient number of votes to constitute a quorum for any of these meetings. Thus, the Company has been unable to hold the meeting, and has been unable to obtain Shareholder Approval.
Under the terms of the SPA, if the Company does not obtain Shareholder Approval at the first meeting, the Company must call a meeting every ninety (90) days thereafter to seek Shareholder Approval until the earlier of the date on which Shareholder Approval is obtained or the warrants are no longer outstanding. The Company is attempting to obtain Shareholder Approval at this Deferred Annual Meeting.
The Private Placement Warrants are immediately exercisable upon the date Shareholder Approval is received, and will expire five years thereafter, and in certain circumstances may be exercised on a cashless basis. If we fail for any reason to deliver shares of Class A Common Stock upon the valid exercise of the Private Placement Warrants, subject to our receipt of a valid exercise notice and the aggregate exercise price, by the time period set forth in the Private Placement Warrants, we are required to pay the applicable holder, in cash, as liquidated damages as set forth in the Private Placement Warrants. The Pre-Funded Warrants and Private Placement Warrants also include customary buy-in rights in the event we fail to deliver shares of common stock upon exercise thereof within the time periods set forth in the Pre-Funded Warrants and Private Placement Warrants.
On December 6, 2024, the Company closed the registered direct offering and the private placement offering (collectively, the “Offering”), raising gross proceeds of approximately $3.0 million before deducting placement agent fees and other offering expenses payable by the Company. In the event that all Private Placement Warrants are exercised for cash, the Company will receive additional gross proceeds of approximately $5,249,993. The Company’s primary use of the net proceeds will be for working capital, capital expenditures and other general corporate purposes.
Pursuant to the terms of the Armistice SPA, the Company is required within 30 days of December 5, 2024 to file a registration statement on Form S-1 or other appropriate form if the Company is not then S-1 eligible registering the resale of the shares of Class A Common Stock issued and issuable upon the exercise of the Private Placement Warrants. The Company is required to use commercially reasonable efforts to cause such registration to become effective within 91 days of the closing of the Offering, and to keep the registration statement effective at all times until no investor owns any Private Placement Warrants or shares issuable upon exercise thereof.
Pursuant to the terms of the Armistice SPA, from December 5, 2024 until 30 days after closing, subject to certain exceptions, we may not issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of common stock or common stock equivalents, or file any registration statement or any amendment or supplement thereto, other than a prospectus supplement for the Shelf Registration Statement. In addition, from December 5, 2024 until 45 days after closing, we are prohibited from effecting or entering into an agreement to effect any issuance of common stock or common stock equivalents involving a variable rate transaction (as defined in the Armistice SPA).
Also in connection with the Offering, on December 5, 2024, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Maxim Group LLC (the “Placement Agent”). Pursuant to the terms of the Placement Agency Agreement, the Placement Agent agreed to use its reasonable best efforts to arrange for the sale of the Shares, Pre-Funded Warrants, and Private Placement Warrants. The Company will pay the Placement Agent a cash fee equal to 7.0% of the gross proceeds generated from such sales and will reimburse the Placement Agent for certain of its expenses in an aggregate amount up to $45,000.
The Placement Agency Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Placement Agent, including for liabilities under the Securities Act, other obligations of the parties, and termination provisions.
In addition, pursuant to certain “lock-up” agreements (each, a “Lock-Up Agreement”) that were required to be entered into as a condition to the closing of the Armistice SPA, our officers and directors have agreed, for a period of 30 days from December 6, 2024, not to engage in any of the following, whether directly or indirectly, without the consent of Armistice under the Armistice SPA: offer to sell, sell, contract to sell pledge, grant, lend, or otherwise transfer or dispose of our common stock or any securities convertible into or exercisable or exchangeable for Class A Common Stock (the “Lock-Up Securities”); enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-Up Securities; make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Lock-Up Securities; enter into any transaction, swap, hedge, or other arrangement relating to any Lock-Up Securities subject to customary exceptions; or publicly disclose the intention to do any of the foregoing.
The foregoing does not purport to be a complete description of each of the Placement Agency Agreement, the Pre-Funded Warrants, the Private Placement Warrants, the Armistice SPA, and Lock-Up Agreement and is qualified in its entirety by reference to the full text of each of such document, which are filed as exhibits to the Company’s Current Report on Form 8-K filed with the SEC on December 6, 2024 and are incorporated herein by reference.
Reasons for the Financing
The Company’s primary use of the net proceeds from the Armistice SPA is to support its working capital requirements, along with making capital expenditures as necessary and other general corporate purposes.
Reasons for the Stockholder Approval
Our Class A Common Stock is listed on the Nasdaq Capital Market, and as such, we are subject to the Nasdaq Listing Rules. In order to comply with the Nasdaq Listing Rules and to satisfy conditions under the Armistice SPA, we are seeking stockholder approval of this proposal.
Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) in an amount equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance at a price less than the “Minimum Price”. The Minimum Price is defined as the lower of (i) the closing price of the common stock immediately preceding the signing of the sale agreement or (ii) the average closing price of the common stock for the five (5) trading days immediately preceding the signing of the sale agreement.

While the Pre-Funded Warrants were issued in a public offering, the private placement in which we issued the Private Placement Warrants exercisable for an aggregate of up to 648,148 shares of Class A Common Stock shares to Armistice did not constitute a public offering under the Nasdaq Listing Rules. The exercise price of the Private Placement Warrants was equal to or greater than the Minimum Price. Immediately prior to entering into the Armistice SPA, and at the time the Private Placement Warrants were issued, we had 1,183,243 shares of common stock outstanding. Accordingly, we are seeking stockholder approval under Nasdaq Listing Rule 5635(d) for the sale and issuance of the Private Placement Warrants.
Under the Nasdaq Listing Rules, we are not permitted to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. We are not required to obtain stockholder approval for the issuance of the securities under the Armistice SPA (including shares issuable upon the exercise of the Pre-Funded Warrants and/or Private Placement Warrants) because they could not result in a change of control of our Company. Further, Under the Nasdaq Listing Rules, we are not permitted to undertake a transaction that could result in a change in control of us without seeking and obtaining separate stockholder approval. Further, the investor has agreed that, for so long as they hold any shares of our Common Stock, neither they nor any of their affiliates will exercise the Private Placement Warrants if such exercise, collectively, would result in them beneficially owning or controlling more than 4.99% (or 9.99% at the election of the holder) of the Company’s outstanding Common Stock at any time.
Consequences of Not Approving this Proposal 3
The Board is not seeking the approval of our stockholders to authorize our entry into the Armistice SPA or the issuance of the Pre-Funded Warrants. The Armistice SPA has already been executed and the Pre-Funded Warrants were issued in a public offering. Instead, the Board is seeking approval and ratification of the issuance of the Private Placement Warrants, as well as the shares of Class A Common Stock issuable upon the exercise thereof. The failure of our stockholders to approve this proposal will mean we cannot permit the exercise of the Private Placement Warrants and (ii) may incur substantial additional costs and expenses because we will need to hold another meeting every ninety (90) to vote upon this proposal until it is approved.
If the Private Placement Warrants cannot be exercised, we will not receive up to $5,249,992.86 in gross proceeds from the exercise of these warrants, which could adversely impact our ability to fund our operations.
Potential Adverse Effects of the Approval of Proposal 3
If this Proposal 3 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the shares upon exercise of the Private Placement Warrants. Assuming the full exercise of the Private Placement Warrants, an additional 648,148 shares of Class A Common Stock will be added to our outstanding capital stock, and the ownership interest of our existing stockholders would be correspondingly reduced. In addition, the sale into the public market of these shares also could materially and adversely affect the market price of our Class A Common Stock.

OUR BOARD RECOMMENDS A VOTE “FOR” APPROVING THE RATIFICATION AND APPROVAL OF THE ISSUANCE OF THE PRIVATE PLACEMENT WARRANTS AND SHARES ISSUABLE UPON THE EXERCISE OF THE PRIVATE PLACEMENT WARRANTS.

AUDIT COMMITTEE REPORT
The Audit Committee is appointed by the Board to assist the Board in fulfilling its oversight responsibilities with respect to (a) the integrity of Trust Stamp’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (b) the qualifications, independence, and performance of Trust Stamp’s independent registered public accounting firm, (c) the performance of Trust Stamp’s internal audit function, and (d) other matters as set forth in the charter of the Audit Committee approved by the Board.
Management is responsible for Trust Stamp’s financial statements and the financial reporting process, including the systems of internal controls, disclosure controls, and procedures. CBIZ CPAs P.C. (“CBIZ”), as Trust Stamp’s independent registered public accounting firm, is responsible for performing an independent audit of Trust Stamp’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and for issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the Audit Committee reviewed and discussed with management and CBIZ the audited financial statements of Trust Stamp for the year ended December 31, 2024. The Audit Committee also discussed with CBIZ the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received the written disclosures and the letter from CBIZ required by the applicable requirements of the PCAOB regarding CBIZ’s communications with the Audit Committee concerning independence and has discussed with CBIZ its independence.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements of Trust Stamp be included in Trust Stamp’s Annual Report on Form 10-K for the year ended December 31, 2024 that was filed with the SEC.
THE AUDIT COMMITTEE

●	Charles Potts (Chairman)

●	William McClintock

●	Kristin Stafford

CORPORATE GOVERNANCE

Director Independence
We have listed our shares of Class A Common Stock on the Nasdaq Capital Market. Under the rules of Nasdaq, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable Nasdaq rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”).
Our Board of Directors currently consists of seven (7) members. Our Board of Directors has determined that Charles Potts, William McClintock, Kristin Stafford, and Berta Pappenheim qualify as independent directors in accordance with the Nasdaq Capital Market, or Nasdaq listing requirements. Messrs. Genner, Gowasack, and Francis are not considered independent. Nasdaq’s independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three (3) years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist that, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business, personal activities, and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.
As required under Nasdaq rules and regulations and in expectation of listing on Nasdaq, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present.
Board Leadership Structure and Roles in Risk Oversight
William McClintock is the Chairman of the Board. The Chairman has authority, among other things, to preside over Board meetings and set the agenda for Board meetings. Accordingly, the Chairman has substantial ability to shape the work of our Board of Directors. We currently believe that separation of the roles of Chairman and Chief Executive Officer ensures appropriate oversight by the Board of our business and affairs. However, no single leadership model is right for all companies and at all times. The Board of Directors recognizes that depending on the circumstances, other leadership models, such as the appointment of a lead independent director, might be appropriate. Accordingly, the Board may periodically review its leadership structure. In addition, the Board will hold executive sessions in which only independent directors are present.
Our Board is generally responsible for the oversight of corporate risk in its review and deliberations relating to our activities. Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our Board of Directors, as a whole, through its committees has responsibility for the oversight of risk management.
In its oversight role, our Board of Directors’ involvement in our business strategy and strategic plans plays a key role in its oversight of risk management, its assessment of management’s risk appetite, and its determination of the appropriate level of enterprise risk. Our Board of Directors receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face, including operational, economic, financial, legal, regulatory, and competitive risks. Our Board of Directors also reviews the various risks we identify in our filings with the SEC and risks relating to various specific developments, such as acquisitions, debt and equity placements, and new service offerings.
Our Board committees assist our Board of Directors in fulfilling its oversight role in certain areas of risk. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, which is incorporated by reference herein, and in other filings that we periodically make with the SEC. Our Board is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board, which has responsibility for general oversight of risks.

Attendance of Directors at Annual Meetings
While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We completed our listing on Nasdaq in January 2022, held an Annual Meeting in December 2022, December 2023, January 2025, and December 2025, and did not have an Annual Meeting of stockholders in 2021.
Committees of the Board of Directors
The Board of Directors has already established an Audit Committee (the “Audit Committee”), a Compensation Committee (the “Compensation Committee”), and a Nominating and Corporate Governance Committee (the “The Nominating and Corporate Governance Committee”). The composition and function of each committee are described below.
Audit Committee
The Audit Committee has three members, including Mr. Potts, Mr. McClintock, and Ms. Stafford. Mr. Potts serves as the chairman of the Audit Committee and satisfies the definition of “audit committee financial expert”.
Our Audit Committee is authorized to:

●	approve and retain the independent auditors to conduct the annual audit of our financial statements;

●	review the proposed scope and results of the audit;

●	review and pre-approve audit and non-audit fees and services;

●	review accounting and financial controls with the independent auditors and our financial and accounting staff;

●	review and approve transactions between us and our directors, officers and affiliates;

●	recognize and prevent prohibited non-audit services; and

●	establish procedures for complaints received by us regarding accounting matters; oversee internal audit functions, if any.
Compensation Committee
The Compensation Committee has three members, including Mr. McClintock, Mr. Potts, and Ms. Pappenheim. Mr. McClintock serves as the chairman of the Compensation Committee.
Our Compensation Committee is authorized to:

●	review and determine the compensation arrangements for management;

●	establish and review general compensation policies with the objective to attract and retain superior talent, reward individual performance and achieve our financial goals;

●	administer our stock incentive and purchase plans; and

●	review the independence of any compensation advisers.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee has three members, including Ms. Stafford, Mr. McClintock, and Mr. Potts. Mr. McClintock serves as the chairman of the Nominating and Corporate Governance Committee.
The functions of our Nominating and Corporate Governance Committee, among other things, include:

●	identifying individuals qualified to become Board members and recommending directors to be elected;

●	nominees and Board members for committee membership;

●	developing and recommending to our Board corporate governance guidelines;

●	review and determine the compensation arrangements for directors; and

●	overseeing the evaluation of our Board of Directors and its committees and management.
Our goal is to assemble a Board that brings together a variety of skills derived from high quality business and professional experience.
Compensation Committee Interlocks and Insider Participation
None of the members of our compensation committee is or has been an officer or employee of our Company, nor will they be. None of our executive officers has served as a member of the Board of Directors, or as a member of the Compensation Committee or similar committee, of any other entity that has one or more executive officers who served on our Board of Directors or compensation committee during 2021, 2022, 2023, 2024, 2025 or thus far in 2026. For a description of transactions between us and members of our Compensation Committee and affiliates of such members (if any), please see “Certain Relationships and Related Party Transactions”.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors including those officers responsible for financial reporting.
Indemnification of Directors and Officers
Our Third Amended and Restated Certificate of Incorporation contains provisions limiting the liability of directors to the fullest extent permitted by Delaware law, and provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Third Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws also provide our Board of Directors with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, each employment agreement entered into between the Company and its officers and/or directors contains certain indemnification provisions, which requires us to indemnify them in certain circumstances.
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or persons controlling our Company pursuant to the foregoing provision, we have been informed that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.
Section 16(a) Reports
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, persons who beneficially own more than 10% of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Company with copies of the forms. Based solely on its review of the forms it received, or written representations from reporting persons, except as set forth herein, the Company believes that all of its directors, executive officers, and greater than 10% beneficial owners complied with all such filing requirements during 2021, 2022, 2023, 2024, 2025 and 2026 to date, except for a Form 3 filed 23 business days late on August 23, 2024 reporting the initial securities ownership of DQI Holdings, Inc., which became a 10% or greater holder of our Class A Common Stock on July 13, 2024.
Communications with the Board
Any stockholder or other interested party may contact the Board, including any non-employee director or the non-employee directors as a group, or any individual director or directors, by writing to our Secretary at 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, with a request to forward the communication to the intended recipient or recipients. In general, any stockholder communication delivered to our Secretary for forwarding to the Board or specified Board member or members will be forwarded in accordance with the stockholder’s instructions. However, our Secretary reserves the right not to forward to Board members any abusive, threatening, or otherwise inappropriate materials. Information regarding the submission of comments or complaints relating to our accounting, internal accounting controls, or auditing matters can be found on our website at www.truststamp.ai.

EXECUTIVE OFFICERS
The following table provides information regarding our executive officers as of January 22, 2026:

Name	Title/Position	Age
Gareth Genner	Chief Executive Officer	66
Andrew Gowasack	President	34
Lance Wilson	Chief Financial Officer,	36
Andrew Scott Francis	Chief Technology Officer	52
Gareth Genner, Chief Executive Officer, Director
With over 20 years’ experience in founding, operational, and advisory capacities, Gareth provides Trust Stamp with technical, managerial, and visionary skills, as well as legal expertise. Gareth has successfully conceptualized, implemented, scaled, and exited multiple businesses including a cloud storage enterprise which was sold and an online educational platform which was acquired by a non-profit educational entity. Immediately prior to T Stamp Inc. Gareth served as full-time CEO of Edevate LLC, President of Pontifex University, as well as part-time Chancellor of Holy Spirit College. Gareth now serves as unpaid President of Pontifex University and Holy Spirit College which are merged and managed by a professional team. A British lawyer by training, Gareth holds a U.S. LLM in International Taxation & Financial Service Regulation.
Andrew Gowasack, President, Director
An economist by education, Andrew began his career in financial services sales and marketing. Although Trust Stamp is Andrew’s first start-up, he has immersed himself in the lean-start-up environment by completing multiple incubator programs, each of which provided a unique perspective and honed a distinct set of startup skills. Andrew is actively committed to ongoing learning, studying at world-class institutions. He completed Harvard Business School’s HBX CORe program and, through MIT Sloan School of Management, he has completed courses in design thinking and business innovation and application of blockchain technologies. Prior to joining Trust Stamp, Andrew worked at Ashford Advisers, a financial services company, where he worked as a Marketing Coordinator. As President, Andrew oversees business development and operations, and acts as Chief Product Evangelist.
Lance Wilson, Chief Financial Officer
Lance joined Trust Stamp in July 2021 as Finance Reporting Manager, where he was instrumental in establishing the financial reporting function. He played a pivotal role in the company’s successful Nasdaq listing in January 2022 Most recently, Lance served as the Senior Vice President of Accounting & Finance at T Stamp from July 2024 until being appointed to his role as CFO. He leads all external financial reporting, including SEC filings and technical accounting research and implementation. Prior to joining Trust Stamp, Lance served as Financial Reporting Manager at Cousins Properties, overseeing financial reporting and managing technical accounting projects. Lance started his professional career in public accounting with BDO USA, LLC in Atlanta after earning a Master of Accountancy degree and Bachelor of Science in Commerce and Business Administration from The University of Alabama. He is a licensed CPA in Georgia
Andrew Scott Francis, Chief Technology Officer, Director
Scott joined Trust Stamp as its first CTO in 2016. Prior, he served 9 years with Google helping oversee the creation of a global PMO team across the US, Europe, and Asia. Before Google, Scott served over 10 years for various companies in management, software programming, and configuration management roles. As CTO, Scott oversees the Company’s software development team and programs, has responsibility for the Company’s hardware and software assets and plays a key role in working with the Company’s clients on all technical aspects of the relationship.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
The following Summary Compensation Table sets forth all compensation earned in all capacities during the fiscal years ended December 31, 2025 and 2024 by (i) our principal executive officer and (ii) our two most highly compensated executive officers, other than our principal executive officer, who were serving as executive officers as of December 31, 2025 and whose total compensation for the 2025 fiscal year, as determined by Regulation S-K, Item 402, exceeded $100,000 (collectively referred to as the “Named Executive Officers”):
Summary Compensation Table

	Year	Salary	Cash Bonus	Stock Award		Option Awards	Non-Equity Incentive Plan Compensation	Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Gareth Genner,	2024	$341,250	$—	$341,250	(5)	$—	$—	$—	$—	$682,500
Chief Executive Officer (1)	2025	$341,250	$—	$341,250	(6)	$—	$—	$—	$—	$682,500

Andrew Gowasack,	2024	$276,143	$—	$276,143	(5)	$—	$—	$—	$—	$552,286
President (2)	2025	$276,143	$—	$276,143	(6)	$—	$—	$—	$—	$552,286

Andrew Scott Francis,	2024	$205,396	$—	$205,396	(5)	$—	$—	$—	$—	$410,792
Chief Technical Officer (3)	2025	$205,396	$—	$205,396	(6)	$—	$—	$—	$—	$410,792

Alex Valdes,	2024	$205,396	$—	$—		$—	$—	$—	$—	$205,396
Chief Financial Officer (4)	2025	$—	$—	$—		$—	$—	$—	$—	$—

(1)
Mr. Genner earned the compensation shown in the table above pursuant to the terms of his employment agreement. Pursuant to Mr. Genner’s employment agreement, he is entitled to an annual bonus (as described under “Elements of Compensation – Bonus” further below). The stock bonuses earned in 2024 were granted in March and April 2025 and the stock bonuses earned in 2025 were granted in January 2026. See “Elements of Compensation” below for information on how the amount of bonuses are determined by the Company.

(2)
Mr. Gowasack earned the compensation shown in the table above pursuant to the terms of his employment agreement. Pursuant to Mr. Gowasack’s employment agreement, he is entitled to an annual bonus (as described under “Elements of Compensation – Bonus” further below). The stock bonuses earned in 2024 were granted in January and April 2025 and the stock bonuses earned in 2025 were granted in January 2026. See “Elements of Compensation” below for information on how the amount of bonuses are determined by the Company.

(3)
Mr. Francis earned the compensation shown in the table above pursuant to the terms of their employment agreement. Pursuant to Mr. Francis’s employment agreement, he is entitled to an annual bonus (as described under “Elements of Compensation – Bonus” further below). The stock bonuses earned in 2024 were granted to Mr. Francis in January and April 2025 and the stock bonus earned in 2025 was granted to Mr. Francis in January 2026. See “Elements of Compensation” below for information on how the amount of bonuses are determined by the Company.

(4)
Mr. Valdes earned the compensation shown in the table above pursuant to the terms of his employment agreement. There was no stock bonus earned by Mr. Valdes in 2024, and Mr. Valdes resigned from all positions with the Company effective January 2, 2025.

(5)	Represents the value of RSUs for Class A Common Stock that were granted in 2025 as compensation for 2024 services rendered. These RSUs became fully vested on January 2, 2026.

(6)	Represents the value of RSUs for Class A Common Stock that were granted in 2026 as compensation for 2025 services rendered. These RSUs will become fully vested on January 2, 2027.

Director Compensation
For the year ended December 31, 2025 the Company paid our directors as a group $240 thousand for their services as directors. There are seven (7) directors as of December 31, 2025.
Elements of Compensation
Base Salary
For the year ended December 31, 2025, Messrs. Genner, Gowasack, Francis, and Wilson received a fixed base salary in an amount determined in accordance with their employment agreements with the Company. Factors influencing the salary of each of these individuals include:

●	The nature, responsibilities and duties of the officer’s position;

●	The officer’s expertise, demonstrated leadership ability and prior performance;

●	The officer’s salary history and total compensation, including and long-term incentive compensation; and

●	The competitiveness of the market for the officer’s services.
Bonus
Messrs. Genner, Gowasack, and Francis have an employment agreement with the Company which entitles them to receive an annual bonus of not less than 50% nor more than 100% of such officer’s Base Salary (the “Bonus”) in accordance with and based on achievement of criteria established from year to year by the Board of Directors of the Company, provided that such officer is employed as of the date the Bonus is paid. The Bonus may be in the form of stock awards (i.e. a number of shares of the Company’s capital stock with a cash value equal to 50% to 100% of the officer’s Base Salary). Bonuses for services in a particular fiscal year are generally determined and issued during the following fiscal year.
Mr. Wilson has an employment agreement with the Company which entitles him to receive an annual bonus of no less than 10% of his Base Salary in accordance with and based on achievement of criteria established from year to year by the Board of Directors of the Company, provided that such officer is employed as of the date the Bonus is paid. The Bonus may be in the form of stock awards (i.e. a number of shares of the Company’s capital stock with a cash value equal to 10% of the officer’s Base Salary). Bonuses for services in a particular fiscal year are generally determined and issued during the following fiscal year.
Stock Awards
For the year ended December 31, 2025, we awarded 299,062 Restricted Stock Units to our named executive officers with vesting on January 2, 2026. For the year ended December 31, 2024, we awarded 44,716 Restricted Stock Units to our named executive officers with vesting on January 2, 2025.
Equity Incentive Plans
The Company does not have a formal equity incentive plan pursuant to which it can issue awards.

Outstanding Equity Awards at Fiscal Year End
The following table summarizes the number of shares of Class A Common Stock underlying outstanding equity incentive plan awards for each named executive officer and director as of December 31, 2025.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Gareth Genner	—	—	—	$—	—	123,297	$482,091	—	$—
Andrew Gowasack	—	—	—	$—	—	99,773	$390,112	—	$—
William McClintock	—	—	—	$—	—	624	$2,440	—	$—
Andrew Scott Francis	—	—	—	$—	—	74,212	$290,169	—	$—
Lance Wilson	—	—	—	$—	—	1,780	$6,960	—	$—
Kristin Stafford	—	—	—	$—	—	—	$—	—	$—
Berta Pappenheim	—	—	—	$—	—	—	$—	—	$—
Charles Potts	—	—	—	$—	—	—	$—	—	$—

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets out, as of September 30, 2025, the voting securities of the Company that are owned by executive officers and directors, and other persons holding more than 5% of any class of the Company’s voting securities or having the right to acquire those securities.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership		Amount and nature of beneficial acquirable		Percent of class (1)
Named Officers and Directors
Gareth Genner, Chief Executive Officer, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	27,972	(2)	—		0.42%
Andrew Gowasack, President, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	27,468		—		0.41%
Andrew Scott Francis, Chief Technology Officer, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	13,992		—		0.21%
Lance Wilson, Chief Financial Officer, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	928		2,637	(3)	0.05%
Tracy Ming, Financial Controller, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	1,289		—		0.02%
William McClintock, Independent Non-Executive Director, Hub 8, Unit 2 The Brewery Quarter, High St, Cheltenham GL50 3FF, United Kingdom	3,405		—		0.05%
Charles Potts, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	5,560		10,480	(4)	0.24%
Kristin Stafford, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	16		—		—%
Berta Pappenheim, Independent Non-Executive Director, 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305	—		—		—%
All executive officers and directors as a group (9 persons)	80,630		13,117		1.40%
Other 5% Holders
DQI Holdings Inc, 1900 Saint James Place Suite 125, Houston, TX 77056 (5)	397,424		250,930		9.62%
Armistice Capital LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022 (6)	—		2,096,842	(7)	31.11%

(1)	Based on 3,960,374 shares of Class A Common Stock outstanding as of September 30, 2025, plus 2,779,455 shares of Class A Common Stock acquirable within 60 days of September 30, 2025.

(2)	Represents shares of Class A Common Stock held by Gareth Genner’s spouse, Barbara Genner (10,627) and shares of Class A Common Stock held by Gareth Genner (17,345).

(3)	Represents shares of Class A Common Stock issuable at any time upon request pursuant to RSUs.

(4)	Represents shares of Class A Common Stock issuable at any time upon request pursuant to grants.

(5)	Brent de Jong is the Managing Director of DQI Holdings, Inc, and is deemed to have voting and dispositive control over the shares held by DQI Holdings, Inc.

(6)	Armistice Capital, LLC is the investment manager of the Armistice Capital Master Fund Ltd. (the “Master Fund”), a Cayman Islands exempted company, which directly holds the warrants underlying the shares that may be deemed to beneficially owned by Armistice Capital LLC. Additionally, Steven Boyd, as Managing Member of the Armistice Capital LLC, may be deemed to beneficially own the shares underlying the warrants held directly by the Master Fund.

(7)
Represents shares acquirable upon the exercise of certain warrants held directly by the Master Fund that may be exercised within 60 days of September 30, 2025. All of these warrants are subject to a 4.99% beneficial ownership limitation, which limitations prohibit Armistice Capital, LLC from exercising any portion of these warrants if, following such exercise, the Armistice Capital, LLC’s ownership of our Class A Common Stock would exceed the applicable ownership limitation. This beneficial ownership limitation may be increased up to 9.99% at the option of Armistice Capital, LLC upon 61 days’ notice to the Company subject to the terms of such warrants. The terms of the warrants are discussed in the Company's registration statement on Form S-1 declared effective on February 5, 2025 (File No. 333-284525). The address of the Armistice Capital, LLC is 510 Madison Avenue, 7th Floor, New York, NY 10022.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
QID Technologies, LLC
On November 12, 2024, the Company entered into a business arrangement with Qenta under which Qenta and Trust Stamp formed a subsidiary, QID Technologies LLC (“QID”), as well as a license agreement. On February 20, 2025, the Company executed a Master Technology Service Agreement ("MTSA") (effective January 1, 2025) with QID to provide technical services as agreed from time to time and documented by statements of work. The MTSA provided for an initial minimum payment of $100,000 per calendar month, with the budgeted payment thereafter not to exceed $300,000 per month without mutual agreement. The Company owns a 10% equity interest in QID but is not involved in its management. The Company and Qenta are related parties in that Qenta and DQI Holdings Inc. (“DQI”) have a common owner and DQI has an ownership interest in Trust Stamp.
Mutual Channel Agreement
On November 15, 2020, the Company entered into a Mutual Channel Agreement with Vital4Data, Inc., a company at which one of our Directors serves as Chief Executive Officer. Pursuant to the agreement, the Company engaged Vita4Data, Inc. as a non-exclusive sales representative for the Company’s products and services. Vital4Data, Inc. is entitled to compensation in the form of commissions, receiving a 20% of commission-eligible on net revenue from sales generated by Vital4Data, Inc. in the first year of the contract term, which is reduced to 10% in the second year, and 5% in the third year. The Company has not earned or expensed any commissions pursuant to the Vital4Data, Inc. agreement to date. As of September 30, 2025 and December 31, 2024, the Vital4Data, Inc. commission due was $0.
Channel Partnership Agreement
On April 17, 2025, the Company entered into a Channel Partnership Agreement with CyberFish, a company at which one of the Company's directors, Berta Pappenheim, serves as Chief Executive Officer. Pursuant to the agreement, CyberFish engages Trust Stamp to sell CyberFish services to Trust Stamp’s clients, customers and users. The term of this agreement commenced on April 17, 2025 and continues for two (2) years unless terminated as provided under the agreement. If the agreement has not been terminated, it shall be automatically renewed. Trust Stamp will be entitled to a commission equal to thirty percent (30%) of the net revenue received by CyberFish from sales of the services made directly by Trust Stamp to customers. The Company has not earned any commissions pursuant to the CyberFish agreement to date. As of September 30, 2025 and December 31, 2024, the CyberFish commission due was $0.
HOUSEHOLDING INFORMATION
We have adopted a practice called “householding.” This practice allows us to deliver only one copy of certain of our stockholder communications (such as the notice regarding the internet availability of proxy materials, our annual reports, or our proxy materials) to stockholders who have the same address and last name and who do not participate in email delivery of these materials, unless one or more of these stockholders notifies us that he or she would like to receive an individual copy of these notices or materials. If you share an address with another stockholder and receive only one set of proxy-related materials and would like to request a separate copy for this year’s Deferred Annual Meeting or for any future meetings or stockholder communications, please send your written request to T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, Attention: Secretary, or call us at (404) 806-9906. Upon written or oral request, we will promptly deliver a separate copy to you. Similarly, you may also contact us through either of these methods if you receive multiple copies of proxy-related materials and other stockholder communications and would prefer to receive a single copy in the future.

FUTURE STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2026 proxy statement pursuant to SEC Rule 14a-8 must be submitted not less than 120 calendar days before the date of the company's proxy statement released to shareholders in connection with the 2025 Annual Meeting. However, if the company does not hold an Annual Meeting in 2025, or if the date of the 2025 Annual Meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to T Stamp Inc., 3017 Bolling Way NE, Floor 2, Atlanta, Georgia, 30305, Attention: Board Secretary.
In addition, a stockholder who intends to solicit proxies in support of director nominees other than the Company’s nominees for the 2026 Annual Meeting of Stockholders in accordance with Exchange Act Rule 14a-19 must provide notice to our principal executive offices at the address above no later than no later than 60 calendar days prior to the anniversary of the 2026 Annual Meeting. Any such notice of intent to solicit proxies must comply with all the requirements of SEC Rule 14a-19.
WHERE YOU CAN FIND MORE INFORMATION
Trust Stamp files reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read Trust Stamp’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. We also maintain a website at www.truststamp.ai, at which you may access these materials free of charge as soon as reasonably practicable after they are electronically filed with, or furnished to, the SEC.
You can obtain any of the documents listed above from the SEC, through the website of the SEC at the address described above or from us by requesting them in writing or by telephone at the following address:
T Stamp Inc.
Attention: Board Secretary
3017 Bolling Way NE, Floor 2,
Atlanta, Georgia, 30305, USA
(404) 806-9906
This document is a proxy statement of Trust Stamp for the Deferred Annual Meeting of Trust Stamp stockholders. The information contained in this document speaks only as of the date of this document unless the information specifically indicates that another date applies.
INCORPORATION OF CERTAIN INFORMATION BY REFERENCE
The SEC allows us to incorporate by reference into this proxy statement information contained in documents that we file with it. The information incorporated by reference is deemed to be part of this proxy statement. Any statement contained in this proxy statement or a previously filed document incorporated by reference will be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained in this prospectus or a subsequently filed document incorporated by reference modifies or replaces that statement.
This proxy statement incorporates by reference the documents set forth below that have previously been filed with the SEC, other than portions of these documents that are furnished under Item 2.02 or Item 7.01 of a Current Report on Form 8-K:

•	our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on March 31, 2025, which includes Risk Factors applicable to our Company;
•
our Quarterly Reports on Form 10-Q (and any amendments thereto on Form 10-Q/A) for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025 filed with the SEC on May 15, 2025, August 14, 2025, and November 14, 2025, respectively;

•
our Current Reports on Form 8-K and/or 8-K/A, filed with the SEC on January 2, 2025, January 10, 2025, January 21, 2025, January 23, 2025, January 31, 2025, February 13, 2025, February 24, 2025, February 26, 2025, April 1, 2025, April 24, 2025, May 15, 2025, May 15, 2025, July 8, 2025, August 14, 2025, October 1, 2025, October 3, 2025, October 17, 2025, October 31, 2025, November 14, 2025, and January 5, 2026.

•
Description of our Class A Common Stock contained in our Registration Statement on Form S-1 filed with the SEC on January 31, 2025, including any amendment or report filed for the purpose of updating such description.

In addition, all reports and other documents we subsequently file pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act will also be deemed to be incorporated by reference into this proxy statement and deemed to be part of this proxy statement from the date of the filing of such reports and documents.
Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this proxy statement to the extent that a statement contained herein or in any subsequently filed document that also is or is deemed to be incorporated by reference herein, as the case may be, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this proxy statement.
We undertake to provide without charge to each person to whom a copy of this proxy statement has been delivered, upon request, by first class mail or other equally prompt means, a copy of any or all of the documents incorporated by reference in this proxy statement, other than the exhibits to these documents, unless the exhibits are specifically incorporated by reference into the information that this proxy statement incorporates. You may obtain documents incorporated by reference by requesting them in writing or by telephone at the address and telephone number set forth above under “Where You Can Find More Information.”
OTHER MATTERS
The Board does not know of any other matters to be brought before the Deferred Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Deferred Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors of T Stamp Inc.,

/s/ Gareth Genner
Gareth Genner
Chief Executive Officer
January 22, 2026

 Appendix A